Exhibit 99.2

Sterling Bancorp, Inc.

Corporate Governance Enhancements

The following represents corporate governance enhancements undertaken or proposed by Sterling Bancorp, Inc. (“Sterling” or the “Company”).

Board Composition

•	The Company has adopted resolutions in accordance with its Bylaws to set the number of directors that shall constitute the whole Board of Directors at nine (9) and will amend its Bylaws to require the same.

•	The Company agrees that enhanced Board independence is a worthy goal. Achieving any targeted level of independence is made more difficult given: (i) the limited size of the Board; (ii) the time-consuming requirement for applicable regulatory vetting and approval of all director candidates; and (iii) the difficulty in recruiting director candidates to both a Board and a Company of this size and with a controlling stockholder.

•	The Company has achieved its goal of six (6) independent directors and shall use its best efforts to ensure a Board composed of no fewer than six (6) independent directors, within the meaning of independent used in the NASDAQ listing standards.

•	The Company has appointed three (3) additional independent directors since July 28, 2020. Separately, two (2) independent directors and one (1) non-independent director left the Board during that time. The Company acknowledges that Mr. Cahnman’s demand was a substantial factor in the appointment of the three (3) new independent directors.

•	The Board will adopt the following independence enhancements:

o	If the Chairman is not an “independent” director, then the independent members of the Board shall select one (1) independent director to serve as the Lead Independent Director, who shall act as liaison with the Chairman and shall:

▪	Work directly with the Chairman and appropriate members of Company senior management to ensure the preparation of meeting agendas, materials and schedules, and seek input from all directors as to the preparation of the agendas for Board and committee meetings;

▪	Assess and advise the Board as to the quantity, and timeliness of the information provided to the Board by Company management to assist the Board in performing its oversight duties.

o	The Board shall revise the Company’s corporate governance guidelines to define an independent director as someone who:

▪	has not been employed by the Company or by any of its subsidiaries or affiliates in any capacity within the last three (3) calendar years;

▪	has not received, during the current calendar year or any of the three (3) immediately preceding calendar years, remuneration, directly or indirectly, at the level at which the SEC requires disclosure as a result of service as, or being affiliated with, an entity that serves as: (i) an advisor, consultant, or legal counsel to the Company or to a member of the Company’s senior management; or (ii) a significant customer, supplier, or partner of the Company;

▪	has no personal service contracts with the Company or any member of the Company’s senior management;

▪	during the current calendar year or any of the three (3) immediately preceding calendar years, has not had any business relationship with the Company for which the Company has been required to make disclosure under Regulation S-K of the U.S. Securities and Exchange Commission (“SEC”), other than for service as a director;

▪	is not a member of the Seligman Family;

▪	during the current calendar year or any of the three (3) immediately preceding calendar years has not been employed in their personal or professional capacity by the Seligman family or any company or not-for-profit entity affiliated with the Seligman family; and

▪	is not a member of the immediate family of any person who fails to satisfy the qualifications described above.

•	Board members shall participate in appropriate training programs, including the OCC director training program and all components of the Company’s general training program applicable to directors.

•	The Company has, since July 2020, added one (1) woman and one (1) Asian-American to the Board of Directors and will continue to use its best efforts, when there are vacancies, to consider women candidates as well as those from underrepresented groups.

•	Subject to a duly adopted amendment to the Second Amended and Restated Articles of Incorporation of the Company, the Company will amend its Bylaws to require the annual election of its directors, effective in 2022, ending the staggered Board terms; provided, however, any director who elects to serve out their term shall not be precluded from doing so.

Audit Committee

•	At least one (1) member of the Audit Committee shall qualify as an “audit committee financial expert,” as defined under 17 C.F.R. §229.407(d)(5).

•	The Audit Committee member designated as the “audit committee financial expert” may not serve in such a role for more than one other publicly held company.

•	No Audit Committee member shall serve on the audit committee of more than three (3) other publicly held companies.

•	The Chief Financial Officer (“CFO”), the Controller, and the Head of Internal Audit will report to the Audit Committee on such matters as the Audit Committee shall direct, including all accounting, auditing, and public disclosure matters.

•	The Audit Committee shall review with the Controller and/or CFO any consolidated annual or interim financial statements for the Company, including, but not limited to, those included in any Form 10-Q and Form 10-K issued by the Company.

•	The Audit Committee shall meet no less than five (5) times annually, including meetings prior to the commencement of the annual audit and prior to completion of the annual audit.

•	The Audit Committee shall meet at least four (4) times annually in executive session at which management is not present.

•	The Audit Committee shall review the Company’s periodic public reports to ensure proper disclosure of risks.

Disclosure Committee

•	The Company has established a management level Disclosure Committee consisting of no fewer than the CEO, CFO, Controller, General Counsel, Chief Risk Officer (“CRO”).

•	The Disclosure Committee shall be responsible for reviewing the Company’s periodic public reports on Forms 10-Q and 10-K, proxy statements, and earnings press releases to ensure proper disclosure in accordance with applicable law.

•	The Disclosure Committee shall report to the Audit Committee through the CFO, General Counsel, or Controller.

•	The Disclosure Committee shall adopt a written charter that describes the committee’s duties and responsibilities including that the Disclosure Committee shall observe typical committee formalities, including the maintenance of written minutes for every meeting.

•	The Disclosure Committee shall meet at least four (4) times annually.

•	Within six (6) months of final approval of the settlement or by the time of the filing of the next Annual Report or Form 10-K following such final approval, whichever is later, the Disclosure Committee shall, with the assistance of the General Counsel, review Sterling’s disclosure controls and procedures and implement changes as practicable.

•	The Disclosure Committee shall conduct an annual review of the effectiveness of Sterling’s disclosure controls and procedures and shall implement changes to Sterling’s policies and internal controls as necessary.

Risk Committee

•	The Company will amend its Bylaws to reflect the establishment of the Board level Risk Committee, separate and apart from the existing Audit Committee, which consists of three (3) members, each of whom shall be an independent director.

•	The Risk and Audit Committees may not have more than two (2) overlapping director(s).

•	The Risk Committee shall adopt a written charter that describes the committee’s duties and responsibilities, which shall be commensurate with regulatory expectations of a community bank with the corresponding size and complexity. The Risk Committee charter shall be publicly available on Sterling’s website.

•	The Risk Committee shall meet no fewer than four (4) times annually. At least two (2) meetings shall include executive sessions, without any members of management present.

•	The Risk Committee shall be responsible for ensuring the development of and for the oversight of the Company’s risk management framework.

•	The Risk Committee shall be responsible for overseeing the development of appropriate risk capacity, risk appetite, and risk tolerances; ensure appropriate review and approval of the policies designed to ensure risks are properly identified, controlled, quantified, and within the Bank’s risk appetite and risk tolerances, including material risks relating to Sterling’s compliance with all applicable laws and regulations. To ensure that the Risk Committee is sufficiently informed to effectively fulfill these responsibilities, the Risk Committee shall receive and review quarterly reports from the CRO and other members of management as may be appropriate.

•	The Risk Committee shall keep the Board apprised of its activities and shall directly advise the Board in detail of its any material findings. The Risk Committee shall make a written report to the Board summarizing its activities, conclusions, and recommendations for the past year and its agenda for the coming year.

Ethics and Compliance Committee

•	The Company has established an Ethics and Compliance Committee, which has already met.

•	The Ethics and Compliance Committee, with the assistance of the Nominating and Corporate Governance Committee, shall be responsible for monitoring compliance with Sterling’s Code of Business Conduct and Corporate Governance Guidelines. If a violation of those guidelines is sufficiently material, the Ethics and Compliance Committee will report the violation to the full Board.

•	The Ethics and Compliance Committee shall report to the full Board on an annual basis regarding the CEO’s and CFO’s contribution to Sterling’s culture of ethics and compliance and their effectiveness and dedication to ensuring Sterling’s compliance with applicable laws, rules, and regulations.

•	The Ethics and Compliance Committee shall report compliance issues that may have significant financial implications to the Board.

•	The Ethics and Compliance Committee shall conduct an annual review of the effectiveness of Sterling’s controls over Sterling’s aforesaid compliance, with the assistance of the Chief Compliance Officer (“CCO”) and shall oversee changes to Sterling’s policies and controls as necessary.

Chief Risk Officer

•	The Company has established the role of a CRO, who shall report directly to CEO and whose responsibilities and duties include:

o	Working with senior management to evaluate and define the goals of Sterling Bank’s regulatory compliance program in light of applicable regulations to which Sterling Bank’s operations are subject.

o	Managing and overseeing Sterling Bank’s regulatory compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Risk Committee regarding the process for meeting program goals.

o	Overseeing and implementing all compliance testing in consultation with CCO.

o	Advising the Risk Committee, in which capacity the CRO shall: (i) be primarily responsible for assessing organizational regulatory risk for noncompliance with applicable laws and regulations; (ii) regularly report material risks relating to regulatory compliance to the Risk Committee and promptly report any material adverse change in a previously identified risk; and (iii) make recommendations for further evaluation and/or remedial action of any material non-compliance with law or Company policy with deadlines established by the Risk Committee.

o	Preparing quarterly reports to the Risk Committee evaluating regulatory compliance, and where necessary recommending remedial action.

Chief Compliance Officer

•	The Company has established the role of a CCO, who currently reports to the CRO and will report to the Risk Committee and whose responsibilities and duties include:

o	Working with the CRO and other members of senior management to evaluate and define the goals of Sterling’s regulatory compliance program in light of applicable regulations to which Sterling Bank’s operations are subject;

o	Working with the General Counsel and the CRO to identify all legal and regulatory changes affecting the banking operations and assisting the CRO in preparing and recommending new policies and procedures and modifying or adding new training programs to help ensure Sterling Bank’s compliance; and

o	Working with the CRO to implement and oversee compliance testing.

Compensation Practices

•	The Company continues to develop and recommend changes to its compensation practices to align with industry standards and will engage in an annual compensation review.

•	The Company has implemented a general clawback policy and a separate clawback policy for California-based employees, consistent with California law.

•	The Company has adopted, and shareholders have approved, the 2020 Omnibus Equity Incentive Plan to essentially replace the 2017 Omnibus Equity Incentive Plan. Directors will be granted a specific amount of restricted stock annually, subject to a specified vesting schedule. The Board is prohibited from granting the directors any additional stock or other awards under this plan.

•	Directors will be paid fixed annual retainers and will no longer be paid on a per-meeting fee basis.

•	Under each of the 2020 Omnibus Equity Incentive Plan and the 2017 Omnibus Equity Incentive Plan, all stock options expire no later than three (3) months after separation from the Company except in the case of death or disability.

•	The Company has approved a new Severance Plan, subject to receipt of applicable regulatory approval, for all employees other than those who may be a covered by a plan or agreement that provides for similar types of severance payments. The Severance Plan provides severance protection based on years of service in the case of certain terminations of employment by the Company (other than for cause) in connection with a “restructuring.”

•	The Company has amended its 401(k) plan to increase the matching contribution and provide for immediate vesting as a “safe harbor” 401(k) plan, as well as to provide for all matching contributions in the Company’s stock.

Training in Regulatory Risk Assessment and Compliance

•	The Company has created a rigorous training and compliance program, which is being implemented and supervised by the CRO and CCO.

•	Training is mandatory for all directors, officers, and employees.

•	In addition to the Company-sponsored training, specified employees shall complete the applicable OCC training each year.

•	Training shall include function-specific coverage of applicable banking laws and regulations, standard operating procedures, and compliance, as well as standards of business conduct, insider trading policies, and any and all manuals or policies concerning legal or ethical standards of conduct to be observed in connection with work performed for the Company.

•	Training shall be either in person or conducted via interactive, online training. Upon completion of training, the person receiving the training shall provide a written certification as to their receipt and understanding of the obligations that were the subject of the training. Each written certification shall be appropriately maintained for a period of not less than three (3) years.

Whistleblower Policy

•	The Company will require enhancement of the existing Whistleblower Policy to notify employees, independent contractors, and vendors of the Company of the following:

o	Retaliation against whistleblowers will not be tolerated and anyone who engages in such retaliation may be subject to civil and criminal penalties.

•	The Company’s Whistleblower Policy shall contain a statement that it is illegal and against the Company’s policy to discharge, demote, suspend, threaten, intimidate, harass, or in any way discriminate against whistleblowers.

•	In addition to submission of complaints to the Whistleblower Hotline, complaints may be submitted directly to the Company’s General Counsel, CRO, CCO, the Head of Internal Audit, Audit Committee, or Risk Committee at the option of the whistleblower, and all such complaints will be handled anonymously and in confidence.

•	Each Employee has the right to report concerns directly to applicable regulatory agencies, including but not limited to the SEC, DOJ, and OCC, and if one were to do so, that individual will be protected by the terms of the Company’s Whistleblower Policy as if the report were made directly to the Company or its permitted representatives as set forth in the preceding bullet under the Whistleblower Policy, so long as the Company is made aware of the complaint.

•	A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing by the General Counsel and maintained for a period of not less than three (3) years.

•	The Company shall post information regarding its Whistleblower Hotline on its Intranet site and will annually remind employees of the Whistleblower Policy and whistleblower protections through the Intranet.

Management Assessment of Internal Controls

•	The Company’s Management shall annually assess the adequacy of the Company’s internal controls and shall report in the Company’s Annual Report on Form 10-K any identified material weaknesses in accordance with applicable SEC requirements.